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                                                                   Exhibit 10.24

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       AND AMENDMENT TO SECURITY DOCUMENTS

     This SIXTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY DOCUMENTS (this "Amendment") is dated as of November 30, 2001, and is entered into by and between Opinion Research Corporation, a Delaware corporation ("Parent"), ORC INC., a Delaware corporation ("ORC", Parent and ORC are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Subsidiaries of Borrowers party hereto, Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent"), and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Credit Agreement dated as of May 26, 1999 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

     2. Amendments to Agreement. Subject to the conditions set forth below, the Agreement is amended as follows:

          (a) Subsection 3.4(G) of the Agreement is amended in its entirety and as so amended shall read as follows:

          "(G) foreign exchange contracts and interest rate protection agreements entered into in the ordinary course of business consistent with past practices for bona fide hedging purposes and not for speculation (provided, that notwithstanding anything to the contrary contained in this Agreement, the notional amount of all Interest Rate Hedge Agreements shall not exceed $45,000,000); and"

          (b) Subsection 6.3 of the Agreement is amended by inserting the following parenthetical immediately after the word "Obligations" in each instance such word appears in such subsection:

          "(other than Obligations arising under any Interest Rate Hedge Agreement)"

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          (c)  Subection 9.2 of the Agreement is hereby amended by inserting the following parenthetical immediately after the word "Loan Documents" in the first instance such word appears in such subsection:

          "(other than any Interest Rate Hedge Agreement, the provisions of which shall be amended, modified, terminated or waived in accordance with its terms; provided, that any amendment, modification or waiver of any provision of an Interest Rate Hedge Agreement that is adverse to the interests of Borrowers or any Lender shall be consented to by Requisite Lenders)"

          (d) The definition of "Loan Document" contained in subsection 10.1 of the Agreement is hereby amended in its entirety and as so amended shall read as follows:

          "Loan Documents" means this Agreement, the Notes, the Security Documents, any Interest Rate Hedge Agreement and all other instruments, documents and agreements by or on behalf of any Loan Party and delivered concurrently herewith or at any time hereafter to or for the benefit of Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time; but excluding all Capitalization/Acquisition Documents.

          (e) Subsection 10.1 of the Agreement is further amended by adding thereto the following definitions in the correct alphabetical order:

          "Hedge Counterparty" means the Lender (or any affiliate of such Lender) party to an Interest Rate Hedge Agreement with Borrowers.

          "Interest Rate Hedge Agreement" means a swap agreement (as such term is defined in Section 101 of the Bankruptcy Code) between Borrowers and a Lender and any other agreements or arrangements entered into in connection therewith designed to provide protection against fluctuations in interest rates, the form, substance, terms and conditions of which have been consented to in writing by Agent, which consent shall not be unreasonably withheld.

     3. Amendment to Security Documents. Subject to the conditions set forth below and after giving effect to the amendments to the Agreement set forth above, the Security Documents are amended as follows:

          (a) To the extent any of the Security Documents grant Liens to Agent for the benefit of Agent and Lenders, each such Security Document is hereby amended to provide that such Lien is granted for the benefit of Agent, the Lenders and any Hedge Counterparty; provided, however, that the maximum aggregate dollar amount of Obligations that Borrowers owe at any

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one time under all Interest Rate Hedge Agreements then in effect that shall be secured by the Collateral shall not exceed $1,500,000.

          (b) To the extent secured by the Collateral in accordance with the immediately preceding clause (a), for purposes of Section 14 of that certain Security Agreement dated as of May 26, 1999 among Parent, ORC and Agent, and
Section 14 of that certain Subsidiary Security Agreement dated as of May 26, 1999 among Agent and the direct and indirect Subsidiaries of Borrowers from time to time party thereto, all Obligations outstanding under any Interest Rate Hedge Agreement shall share in the proceeds of any sale of, or other realization upon, all or any part of the Collateral on a pari passu basis with the principal amounts of the Secured Obligations.

     4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

          (a) Borrower shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

          (c) No Default or Event of Default shall have occurred and be continuing; and

          (d) The representations and warranties set forth in Section 5 below are true, correct and complete.

     5. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of the Borrowers represents and warrants to Agent and
Lenders:

          (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower and that this Amendment has been duly executed and delivered by such Borrower; and

          (b)  that each of the representations and warranties set forth in
Section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

     6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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     7.   References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     9. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     10. Reaffirmation. Each Loan Party party hereto has executed and delivered one or more of the Security Documents and/or the other Loan Documents as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such Person has granted liens or security interests in their respective properties or otherwise acted as an accommodation party or guarantor, as the case may be. Each Loan Party party hereto hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under the Security Documents and any other Loan Documents to which it is a party and, to the extent any such Person has granted liens on or security interests in any of their respective properties pursuant to any of the Security Documents or any of the other Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Agreement or any other Loan Documents, hereby ratifies and reaffirms such payment and performance obligations, guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each Loan Party party hereto agrees that each of the Security Documents and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed, and agrees that the Amendment shall not (i) operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Documents or (ii) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

         [rest of page intentionally left blank; signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

AGENT and LENDERS:                             BORROWERS:

HELLER FINANCIAL, INC.,                        OPINION RESEARCH CORPORATION,
as Agent and as a  Lender                      a Delaware corporation

By:  /s/ Francois Delangle                     By:  /s/ Douglas L. Cox
   -----------------------------------            ------------------------------
Name:    Francois Delangle                     Name:    Douglas L. Cox
     ---------------------------------              ----------------------------
Title:   Vice President                        Title:   Secretary
      --------------------------------               ---------------------------

FIRST UNION NATIONAL BANK,                     ORC INC.,
as a Lender                                             a Delaware corporation

By:  /s/ John L. Thomas                        By:  /s/ Kevin P. Croke
   -----------------------------------            ------------------------------
Name:    John L. Thomas                        Name:    Kevin P. Croke
     ---------------------------------              ----------------------------
Title:   Vice President                        Title:   President
      --------------------------------               ---------------------------

FLEET NATIONAL BANK,
as a Lender

By:  /s/ Thomas Hamilton
   -----------------------------------
Name:    Thomas Hamilton
     ---------------------------------
Title:   Assistant Vice President
      --------------------------------

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:  /s/ Valerie Wilder Moore
   -----------------------------------
Name:    Valerie Wilder Moore
     ---------------------------------
Title:   Assistant Vice President
      --------------------------------

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:  /s/ Jefferey A. Blakemore
   -----------------------------------
Name:    Jefferey A. Blakemore
     ---------------------------------
Title:   Senior Vice President
      --------------------------------

                       [signatures continued on next page]

Sixth Amendment to Credit Agreement and
Amendment to Security Documents

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SUBSIDIARIES:

ORC TELESERVICE CORP.,
a Delaware corporation

By:  /s/ Kevin P. Croke
   -----------------------------------
Name:    Kevin P. Croke
     ---------------------------------
Title:   Secretary
      --------------------------------


ORC PROTEL, INC.,
a Delaware corporation

By:  /s/ Kevin P. Croke
   -----------------------------------
Name:    Kevin P. Croke
     ---------------------------------
Title:   Secretary
      --------------------------------


MACRO INTERNATIONAL, INC.,
a Delaware corporation

By:  /s/ Douglas L. Cox
   -----------------------------------
Name:    Douglas L. Cox
     ---------------------------------
Title:   Secretary
      --------------------------------


SOCIAL AND HEALTH SERVICES, LTD.,
a Maryland corporation

By:  /s/ Kevin P. Croke
   -----------------------------------
Name:    Kevin P. Croke
     ---------------------------------
Title:   Secretary
      --------------------------------


ORC CONSUMER, INC.,
a Delaware corporation

By:  /s/ Kevin P. Croke
   -----------------------------------
Name:    Kevin P. Croke
     ---------------------------------
Title:   Secretary
      --------------------------------

Sixth Amendment to Credit Agreement and
Amendment to Security Documents